UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

March 1, 2023

Date of Report (Date of earliest event reported)

Ambrx Biopharma Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40505	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10975 Torrey Pines Road La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

(858) 729-3339

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value US $0.0001 per share	N/A	The New York Stock Exchange*
American Depositary Shares, each representing seven ordinary shares, par value US $0.0001 per share	AMAM	The New York Stock Exchange

*

Not for trading, but only in connection with the listing of the American depositary shares on the New York Stock Exchange. The American depositary shares represent the right to receive the ordinary shares and are being registered under the Securities Act of 1933 pursuant to a separate Registration Statement on Form F-6. Accordingly, the American depositary shares are exempt from registration under Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8 thereunder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events.

On March 1, 2023, Ambrx Biopharma Inc. (the “Company”) announced that it has been informed by its partner, NovoCodex Biopharmaceuticals, Inc. (“NovoCodex”), that an interim analysis for ACE-Breast-02, a randomized Phase 3 breast cancer clinical trial investigating the Company’s ARX788, an anti-HER2 antibody drug conjugate (“ADC”), has met its pre-specified interim primary efficacy endpoint with statistical significance, demonstrating a greater progression free survival (“PFS”) benefit compared to the active control.

ACE-Breast-02 is a randomized, controlled pivotal Phase 3 clinical trial of humanized anti-HER2 monoclonal antibody-AS269 conjugate (ARX788) in the treatment of HER2 positive patients with locally advanced or metastatic breast cancers in China.

The trial enrolled 441 HER2 positive breast cancer patients who have been previously treated with taxane and trastuzumab. Eligible subjects were randomly assigned in a 1:1 ratio to receive ARX788 or the control drugs, lapatinib combined with capecitabine. The primary endpoint was PFS based on Blinded Independent Review Committee assessment. An interim analysis was conducted by an Independent Data Monitoring Committee (“IDMC”) when two thirds (2/3) of the PFS events occurred.

After reviewing the interim results, the IDMC informed NovoCodex that the ACE-Breast-02 study met its pre-specified interim primary efficacy endpoint with statistical significance, demonstrating a greater PFS benefit compared to the control.

Based on the results from the interim analysis, NovoCodex plans to submit a communication application to seek marketing approval in China pending discussion with National Medical Products Administration (“NMPA”).

ARX788 is an anti-HER2 ADC currently being studied broadly in breast cancer, gastric/GEJ cancer and other solid tumor clinical trials with our partner NovoCodex. The United States Food and Drug Administration has granted Fast Track Designation for ARX788 in HER2 positive metastatic breast cancer and Orphan Drug Designation for ARX788 in gastric cancer. The NMPA has granted Breakthrough Therapy Designations for ARX788 in breast cancer.

The Company issued a press release, dated March 1, 2023 related to the foregoing announcement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and such information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission (“SEC”) made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may be identified by the words “believe,” “intend,” “plan,” “potential,” and similar expressions, and include, without limitation, express or implied statements regarding the Company’s beliefs and expectations regarding the potential benefits of ARX788, clinical development and strategic plans for ARX788 and the timing of trial updates, the potential for ARX788 to obtain marketing approval, and data updates and milestones related to ARX788. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, those risks and uncertainties associated with: the continuing impact of the COVID-19 pandemic and other public health-related risks and events on the Company’s business, operations, strategy, goals and anticipated milestones; the Company’s ability to execute on its strategy including with respect to the timing of its R&D efforts, initiation of clinical trials and other anticipated milestones; risks associated with development and marketing approval of novel therapeutics, including potential delays in clinical trials and regulatory submissions and the fact that future clinical trial results/data may not be consistent with interim, initial or preliminary results/data or results/data from prior preclinical studies or clinical trials; the Company’s ability to fund operations as anticipated; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 20-F filed with the SEC on April 26, 2022, and elsewhere in the Company’s filings and reports with the SEC. Forward-looking statements contained in this Current Report on Form 8-K are made as of this date, and the Company undertakes no duty to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

The information contained in this Current Report on Form 8-K is hereby incorporated by reference into the Company’s Registration Statement Form F-3 (Registration No. 333-266404).

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Exhibit Description

99.1	Press Release of the Company, dated March 1, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2023	AMBRX BIOPHARMA INC.

	By:	/s/ Sonja Nelson
	Name:	Sonja Nelson
	Title:	Chief Financial and Operating Officer